UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215-B Renaissance Drive

Las Vegas, Nevada 89119

(Address of principal executive offices) (zip code)

1-800-918-3362

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On January 12, 2016, the Company issued 250,000 shares of its common stock to Lucie Letellier for her service as a director of the Company. The securities issued in the transaction were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold pursuant to the exemption from registration under the Securities Act provided by Section4(2) under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 12, 2016, the board of directors of the Company (the “Board”) appointed Lucie Letellier as a member of the Board, effective immediately.

Lucie Letellier is a financial professional specializing in finance and accounting with over 25 years’ experience in public accounting. Her skills include financial reporting, tax compliance, corporate governance and securities laws financial reporting compliance. Ms. Letellier currently serves as chief financial officer of Crestwell Resources (CSE: CER) and CTT Pharmaceuticals (OTCBB: CTTH). She served as Controller of Acculift Flooring Corp. from 2010 to 2010. From 2005 to 2009, Ms. Letellier was the chief financial officer of Paramount Gold and Silver Corp. (NYSE/TSX: PZG) having contributed to the development of the company from a private enterprise through private capital raising and 3 public listings overseeing $30 million in equity financing. Paramount Gold was later acquired by Coeur Mining (NYSE: CDE) for $200 million. During this time she also served as the treasurer for Wind Works Power Corp., f/k/a Ammex Gold Corp.

Family Relationships

There are no family relationships between Ms. Letellier and any previous officers or directors of the Company.

Related Party Transactions

There are no arrangements or understandings in connection with the appointment of Ms. Letellier to the Company's Board of Directors, or any relationships or related party transactions between the Company or any of its executive officers and/or directors, and Ms. Letellier that would require disclosure under Item 401(d) or 404(a) of Regulation S-K.

Employment Agreements

The Company does not have an employment agreement in place with Ms. Letellier at this time. The Company issued 250,000 shares of common stock to Ms. Letellier for her services as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Date: January 14, 2016	By:	/s/ Evan Clifford
	Name:	Evan Clifford
	Title:	Chief Executive Officer

3